UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2010
FRESH TRAFFIC GROUP INC.
Exact name of registrant as specified in its charter

Nevada	000-53703	98-0531819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Portage Avenue, CanWest Place Suite 1680, Winnipeg MB, Canada	R3B 3K6
(Address of principal executive offices)	(Zip Code)

(204) 942-4200
Registrant’s telephone number, including area code

Estate Coffee Holdings Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 26, 2010, Fresh Traffic Group Inc., a Nevada corporation (“we,” “us,” “our,” “Fresh Inc.” or the “Company”), completed a Share Exchange  (the “Acquisition”) with Fresh Traffic Group Corp., a privately-held Manitoba, Canada corporation (“Fresh Corp.”).  The Acquisition was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2010.  We are filing this Form 8-K/A (Amendment No. 1) to include the financial statements of Fresh Corp. and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.  Except as described above, all other information in and exhibits to the original Form 8-K remains unchanged.

Item 9.01                      Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

The following financial statements of Fresh Corp. are attached as Exhibit 99.1 of this Report and are incorporated by reference herein:

•                  Audited Balance Sheets of Fresh Corp.  as of August 31, 2010 and 2009, and the related Statements of Income, Stockholders’ Equity and Cash Flows for the years ended August 31, 2010, 2009 and from Inception (July 22, 2008) to August 31, 2010;

(b)                                 Pro Forma Financial Information.

The following unaudited pro forma financial information is attached as Exhibit 99.2 of this Report and is incorporated by reference herein:

• Unaudited Pro Forma Combined Balance Sheet as of August 31, 2010, and the related Unaudited Pro Forma Combined Statement of Income for the fiscal year ended August 31, 2010.

Exhibits:

Exhibit No.	Description of Exhibit
10.1	Share Exchange Agreement dated October 20, 2010 between the Company, Fresh Traffic Group Corp., and all the shareholders of Fresh Traffic Group Corp.	Incorporate by reference to the Form 8-K filed with the Securities and Exchange Commission on November 5, 2010.
23.1	Auditor Consent Child, Van Wagoner & Bradshaw, PLLC dated January 28, 2011.	Filed herewith
99.1
Audited Balance Sheets of Fresh Corp.  as of August 31, 2010 and 2009, and the related Statements of Income, Stockholders’ Equity and Cash Flows for the years ended August 31, 2010, 2009 and from Inception (July 22, 2008) to August 31, 2010.
Filed herewith
99.2	Unaudited Pro Forma Combined Balance Sheet as of August 31, 2010, and the related Unaudited Pro Forma Combined Statement of Income for the fiscal year ended August 31, 2010.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH TRAFFIC GROUP INC.
January 28, 2011	By: /s/ Jerry Booth
Jerry Booth President, CEO and Director